Exhibit 10.1

EXPION360 INC.

August 14, 2025

Holder of Common Stock Purchase Warrants

Re: Inducement Offer to Reprice Common Stock Purchase Warrants

Dear Holder:

Expion360 Inc. (the “Company”) is pleased to offer to you (the “Holder”) the opportunity, with respect to [●] of the Series A Warrants to Purchase Common Stock issued August 8, 2024 (“2024 Warrants”) and [●] of the PIPE Common Warrants to Purchase Common Stock issued January 3, 2025 (“2025 Warrants”) currently held by you (the “Applicable Warrants”), to receive a permanent reduction of the exercise price (pursuant to Section 3.9 of the 2024 Warrants and Section 3.7 of the 2025 Warrants, respectively, to $1.31 per share (such reduced price, the “Warrants Exercise Price”) contingent upon simultaneous exercise of all such Applicable Warrants prior to [●] pm ET on August 14, 2025. The shares underlying the 2024 Warrants (“2024 Warrant Shares”) have been registered for resale pursuant to registration statement Form S-1 (File No. 333-280996) (the “2024 Registration Statement”). The shares underlying the 2025 Warrants (“2025 Warrant Shares” and together with the 2024 Warrant Shares, the “Warrant Shares”) have been registered for resale pursuant to registration statement Form S-1 (File No. 333-284354) (the “2025 Registration Statement” and together with the 2024 Registration Statement, the “Registration Statements”). Each Registration Statement is currently effective and, upon exercise of the Applicable Warrants as contemplated by this letter agreement, will be effective for the resale of the Warrant Shares. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Applicable Warrants.

Expressly subject to the paragraph immediately preceding this paragraph, Holder may accept this offer by signing this letter below, completing the exercise notice attached hereto as Annex A, and remitting the payment of the aggregate Warrants Exercise Price for all Applicable Warrants to the Company pursuant to the terms contemplated hereby.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex B attached hereto.

On or about 2:00 pm ET on August 14, 2025, the Company shall file a Current Report on Form 8-K with the SEC disclosing all material terms of the transactions contemplated hereunder. The Company represents, warrants and covenants that, upon acceptance of this offer, the shares underlying any of the Applicable Warrants that are exercised after the date hereof shall be issued free of any legends or restrictions on resale by Holder and all of the Warrant Shares shall be delivered electronically through the Depository Trust Company within one (1) Business Day of the date the Company receives the Warrants Exercise Price for each Applicable Warrant exercised from time to time on or prior to the Termination Date. The terms of the Applicable Warrants, including but not limited to the obligations to deliver the Warrant Shares, shall otherwise remain in effect (including but not limited to any liquidated damages and compensation in the event of late delivery of the Warrant Shares).

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To accept this offer, Holder must counter execute this letter agreement, return the fully executed agreement to the Company by e-mail at: brian.schaffner@expion360.com, and remit the Repricing Payment pursuant to the terms contemplated hereby.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

EXPION360 INC.

By: _______________________

Name: Brian Schaffner

Title: Chief Executive Officer

Accepted and Agreed to:

Name of Holder: ___________________

By: _____________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _______________________

Title of Authorized Signatory: ________________________

Annex A

NOTICE OF EXERCISE

To: EXPION360 INC.

(1)               The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)               Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States.

[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2.3, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2.3.

(3)               Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4)               The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[XPON Investor PIPE Common Warrant Exercise Notice – Investor Signature Page]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

Annex B

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the Holder:

(a)Affirmation of Prior Representations, Warranties and Covenants. The Company hereby represents and warrants to the Holder that the Company’s representations and warranties as set forth in Article III and the Company’s covenants listed in Article IV of that certain Securities Purchase Agreement, dated January 2, 2025, between the Company and the investors listed thereto (the “SPA”) and the Company’s representations and warranties as set forth in Article II and the Company’s covenants listed in Article V of that certain Underwriting Agreement, dated August 7, 2024, between the Company and Aegis Capital Corp. (the “Underwriting Agreement”), together with any updates in the Company’s public reports filed with the SEC subsequent to the SPA and Underwriting Agreement, are true and correct as of the date hereof and have been fully performed as of the date hereof.

(b)Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)No Conflicts. The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any  liens, claims, security interests, other encumbrances or defects upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company, taken as a whole, or in its ability to perform its obligations under this letter agreement.

(d)Nasdaq Corporate Governance. The transactions contemplated under this letter agreement, comply with all rules of the Nasdaq Capital Market.